Exhibit 10.2
PPL WEM HOLDINGS PLC,
Issuer
to
THE BANK OF NEW YORK MELLON,
as Trustee
Indenture
Dated as of April 21, 2011

(continued)

(continued)

(continued)

v

PPL WEM HOLDINGS plc
Reconciliation and tie between Trust Indenture Act of 1939
and Indenture, dated as of April 21, 2011

Trust Indenture Act Section	Indenture Section

§310 (a)(1)	909
(a)(2)	909
(a)(3)	915
(a)(4)	Not Applicable
(b)	908, 910
§311 (a)	913
(b)	913
§312 (a)	1001
(b)	1001
(c)	1001
§313 (a)	1002
(b)(1)	Not Applicable
(b)(2)	1002
(c)	1002
(d)	1002
§314 (a)	1002
(a)(4)	608
(b)	Not Applicable
(c)(1)	102
(c)(2)	102
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	102
§315 (a)	901(a)
(b)	902
(c)	901(b)
(d)	901(c)
(d)(1)	901(a)(i), 901(c)(i)
(d)(2)	901(c)(ii)
(d)(3)	901(c)(iii)
(e)	814
§316 (a)	812
813
(a)(1)(A)	802
812
(a)(1)(B)	813
(a)(2)	Not Applicable
(b)	808
§317 (a)(1)	803
(a)(2)	804
(b)	603
§318 (a)	107

i

INDENTURE, dated as of April 21, 2011, between PPL WEM HOLDINGS PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company”), having its principal office at Avonbank Feeder Road, Bristol BS2 0TB, United Kingdom, and THE BANK OF NEW YORK MELLON, a New York corporation, having its principal corporate trust office at 101 Barclay Street, New York, New York 10286, as Trustee (herein called the “Trustee”).
RECITALS OF THE COMPANY
The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debt securities (herein called the “Securities”), to be issued in one or more series as contemplated herein.
All acts necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been performed.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of all Holders of the Securities or of series thereof (except as otherwise contemplated herein), as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 101. Definitions.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(b) all terms used herein without definition which are defined in the Trust Indenture Act as in effect on the Execution Date, either directly or by reference therein, have the meanings assigned to them therein;
(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United Kingdom, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United Kingdom at the date of such computation or, at the election of the Company from time to time, at the Execution Date; provided, however, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company or any of its subsidiaries;

(d) any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture; and
(e) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
Certain terms, used principally in Article Nine, are defined in that Article.
“Act”, when used with respect to any Holder of a Security, has the meaning specified in Section 104.
“Additional Amounts” has the meaning specified in Section 604.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Authenticating Agent” means any Person or Persons (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of one or more series.
“Authorized Officer” means any member of the Board of Directors or any other Person duly authorized by the Company to act in respect of matters relating to this Indenture.
“Board of Directors” means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.
“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
“Business Day”, when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in London, England, The City of New York, New York, or such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the Execution Date such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.
“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Order” and “Company Request” mean, respectively, a written order or request, as the case may be, signed in the name of the Company by an Authorized Officer and delivered to the Trustee.
“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the Execution Date is located at 101 Barclay Street, 4E, New York, New York 10286, Attention: Corporate Trust Administration.
“Corporation” means a corporation, association, company, joint stock company, limited liability company, public limited company or business trust, and references to “corporate” and other derivations of “corporation” herein shall be deemed to include appropriate derivations of such entities.
“Debt” has the meaning specified in Section 605.
“Defaulted Interest” has the meaning specified in Section 307.
“Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802.
“Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.
“Eligible Obligations” means:
(a) with respect to Securities denominated in Dollars, Government Obligations; or
(b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.
“Event of Default” has the meaning specified in Section 801.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Execution Date” means April 21, 2011.
“Government Obligations” means securities which are (a) (i) direct obligations of the United States where the payment or payments thereunder are supported by the full faith and credit of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States or (b) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.
“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.
“interest”, when used with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate rather than interest calculated at any imputed rate.
“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
“Lien” means any lien, mortgage, deed of trust, pledge or security interest, intended to secure the repayment of Debt, except for any Permitted Lien.
“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.
“Notice of Default” means a written notice of the kind specified in Section 801(c).
“Officer’s Certificate” means a certificate signed by an Authorized Officer of the Company and delivered to the Trustee.
“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.
“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(a) Securities theretofore canceled or delivered to the Trustee for cancellation;
(b) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 701 (whether or not the Company’s indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and
(c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,
(x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;
(y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802; and
(z) the principal amount of any Security which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the principal amount (or, in the case of a Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currency evidenced by such Security, in each such case certified to the Trustee in an Officer’s Certificate, based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above;
provided, further, that in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.
“Paying Agent” means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.
“Permitted Lien” has the meaning specified in Section 605.
“Periodic Offering” means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, as contemplated in Section 301 and clause (b) of Section 303.

“Person” means any individual, corporation, limited liability company, public limited company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
“Place of Payment”, when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.
“Relevant Taxing Jurisdiction” has the meaning specified in Section 604.
“Required Currency” has the meaning specified in Section 311.
“Responsible Officer”, when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee having direct responsibility for the administration of this Indenture, or any other officer to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
“Secured Obligations” has the meaning specified in Section 605.
“Securities” has the meaning stated in the recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.
“Securities Act” means the Securities Act of 1933, as amended.
“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
“Special Record Date” for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.
“Stated Interest Rate” means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness the Company’s obligations in respect of which are evidenced or secured in whole or in part by such Security.

“Stated Maturity”, when used with respect to any Security or any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).
“supplemental indenture” or “indenture supplemental thereto“means an instrument supplementing or amending this Indenture executed and delivered pursuant to Article Twelve.
“Taxes” has the meaning specified in Section 604.
“Tranche” means a group of Securities which (a) are of the same series and (b) have identical terms, notwithstanding differences as to principal amount, date of issuance, initial Interest Payment Date and/or initial interest accrual date.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
“Trust Indenture Act” means, as of any time, the Trust Indenture Act of 1939 as in effect at such time.
“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.
“United States” means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.
SECTION 102. Compliance Certificates and Opinions.
Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
SECTION 103. Form of Documents Delivered to Trustee.
(a) Any Officer’s Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and, insofar as it relates to or is dependent upon matters which are subject to verification by an expert in accounting or financial matters, upon a certificate or opinion of, or representations by, such an expert, unless, in any case, such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officer’s Certificate may be based as aforesaid are erroneous.
Any certificate of an expert in accounting or financial matters may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by such an expert, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless, in any case, such expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.
Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company, upon a certificate of, or representations by, an officer or officers of the Company, and, insofar as it relates to or is dependent upon matters which are subject to verification by an expert in accounting or financial matters upon a certificate or opinion of, or representations by, such an expert, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer’s Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.
(b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where (i) any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, or (ii) two or more Persons are each required to make, give or execute any such application, request, consent, certificate, statement, opinion or other instrument, any such applications, requests, consents, certificates, statements, opinions or other instruments may, but need not, be consolidated and form one instrument.

(c) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer’s Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.
SECTION 104. Acts of Holders.
(a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306.
(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.
(c) The ownership, aggregate principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

(d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
(e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage in aggregate principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.
(f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.
(g) The Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but the Company shall have no obligation to do so; provided, however, that the Company may not fix a record date for the giving or making of any notice, declaration, request or direction referred to in the next sentence. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders entitled to join in the giving or making of any Notice of Default, any declaration of acceleration referred to in Section 802, any request to institute proceedings referred to in Section 807 or any direction referred to in Section 812. If any such record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act, or such notice, declaration, request or direction, may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining (i) whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such Act (and for that purpose the Outstanding Securities shall be computed as of the record date) and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section ); and any such Act, given as aforesaid, shall be effective whether or not the Holders which authorized or agreed or consented to such Act remain Holders after such record date and whether or not the Securities held by such Holders remain Outstanding after such record date.

SECTION 105. Notices, Etc. to Trustee or Company.
Except as otherwise provided in this Indenture, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address set forth for such party below or such other address as the parties hereto shall from time to time designate, or transmitted by registered or certified mail or reputable overnight courier, charges prepaid, to the applicable address set forth for such party below or to such other address as either party hereto may from time to time designate:
If to the Trustee, to:
The Bank of New York Mellon
101 Barclay Street, 4E
New York, New York 10286
Attention: Corporate Trust Administration
Telephone: (212) 815-5857
Telecopy: (732) 667-9474
If to the Company, to:
PPL WEM Holdings plc
Avonbank Feeder Road
Bristol, United Kingdom BS2 0TB
Attention: Secretary
Telephone: +44-11-7933 2265
Telecopy: +44-11-7933-2001
With a copy to:
PPL Corporation
Two North Ninth Street
Allentown, Pennsylvania 18101-1179
Attention: Treasurer
Telephone: (610) 774-5987
Telecopy: (610) 774-5106
Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission, and if transmitted by registered mail or certified mail or reputable overnight courier, on the date of receipt.
The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such electronic instructions or directions, subsequent to the transmission thereof, shall provide the originally executed instructions or directions to the Trustee in a timely manner and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. If a party elects to give the Trustee instructions or directions by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, as aforesaid, and the Trustee in its discretion elects to act upon such instructions or directions, the Trustee’s understanding of such instructions or directions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions or directions notwithstanding such instructions or directions conflict or are inconsistent with a subsequent written instruction or direction or if the subsequent written instruction or direction is never received. The party providing instructions or directions by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, as aforesaid, agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

SECTION 106. Notice to Holders of Securities; Waiver.
Except as otherwise expressly provided in this Indenture, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.
In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.
Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
SECTION 107. Conflict with Trust Indenture Act.
If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.
SECTION 108. Effect of Headings and Table of Contents.
The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 109. Successors and Assigns.
All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
SECTION 110. Separability Clause.
In case any provision in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 111. Benefits of Indenture.
Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.
This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York (including, without limitation, Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of any other jurisdiction shall mandatorily govern.
SECTION 113. Legal Holidays.
In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer’s Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.
SECTION 114. Waiver of Jury Trial.
Each of the Company, the Trustee and the Holders hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture or the Securities or the transactions contemplated hereby.
SECTION 115. Force Majeure.
In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
SECTION 116. Submission to Jurisdiction; Waiver of Immunity.
For the benefit of the Holders, the Company hereby (i) irrevocably submits to the non-exclusive jurisdiction of any New York State court or United States federal court sitting in the Borough of Manhattan in the City of New York solely for purposes of any legal action or proceeding arising out of or relating to the Securities or this Indenture and (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any legal action or proceeding in any New York State court or United States federal court sitting in the Borough of Manhattan in the City of New York, and any claim that any such action or proceedings brought in any such court has been brought in an inconvenient forum. The Company agrees that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

To the extent that the Company may in any jurisdiction claim for itself or its assets immunity (to the extent that any immunity may now or hereafter exist) from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process (whether through service or notice or otherwise), and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Company irrevocably agrees not to claim, and irrevocably waives, such immunity to the full extent permitted by the laws of such jurisdiction.
SECTION 117. Appointment of Agent for Service of Process.
The Company irrevocably appoints CT Corporation as its authorized agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, the City of New York, arising out of or relating to the Securities or this Indenture, but for that purpose only. Service of process upon such agent at the office of CT Corporation at 111 Eighth Avenue, New York, NY 10011, and written notice of said service to the Company by the Person servicing the same addressed as provided by Section 105, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding, and the Company hereby submits to the nonexclusive jurisdiction of any such court in which any such legal action or proceeding is so instituted. Such appointment shall be irrevocable so long as the Holders of Securities or the Trustee shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by the Company with the consent of the Trustee and such successor’s acceptance of such appointment. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.
ARTICLE TWO
SECURITY FORMS
SECTION 201. Forms Generally.
The definitive Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer’s Certificate pursuant to such a supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form or forms of Securities of any series are established in an Officer’s Certificate pursuant to a supplemental indenture, such Officer’s Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.
Unless otherwise specified as contemplated by Section 301, the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 202. Form of Trustee’s Certificate of Authentication.
The Trustee’s certificate of authentication shall be in substantially the form set forth below:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory
ARTICLE THREE
THE SECURITIES
SECTION 301. Amount Unlimited; Issuable in Series.
The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
The Securities may be issued in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or an Officer’s Certificate of the Company (which need not comply with Section 102) pursuant to a supplemental indenture:
(a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series); and, if other than the date of its authentication, the date of each Security of such series;
(b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);
(c) the Person or Persons (without specific identification) to whom any interest on Securities of such series, or any Tranche thereof, shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;
(d) the date or dates on which the principal of the Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension); and the right, if any, to extend the Maturity of the Securities of such series, or any Tranche thereof, and the duration of any such extension;

(e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest after Maturity if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates and the Regular Record Dates, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310; and the right, if any, to extend the interest payment periods and the duration of any such extension;
(f) the place or places at which and/or methods (if other than as provided elsewhere in this Indenture) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof;
(g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions and, for purposes of Section 407, the original issue date of the Securities of such series;
(h) the obligation or obligations, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption or repayment at the option of the Holder;
(i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of Two Thousand Dollars ($2,000) and integral multiples of One Thousand Dollars ($1,000) in excess thereof;
(j) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made and the manner in which the amount of such coin or currency payable is to be determined;
(k) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than Dollars) and the manner in which the equivalent of the principal amount thereof in Dollars is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be Outstanding at any time;

(l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;
(m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e), (g) or (h) of this paragraph;
(n) if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;
(o) any Events of Default, in addition to those specified in Section 801, or any exceptions to those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six, or any exceptions to those set forth in Article Six;
(p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;
(q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any provisions for satisfaction and discharge of Securities of any series, in addition to those set forth in Section 701, or any exceptions to those set forth in Section 701;
(r) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any other matters incidental to such Securities;
(s) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;
(t) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and
(u) any other terms of the Securities of such series, or any Tranche thereof, that the Company may elect to specify.

With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or Officer’s Certificate which establishes such series may provide general terms or parameters for Securities of such series and provide that the specific terms of Securities of such series, or any Tranche thereof, shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated in Section 303(b).
Unless otherwise provided with respect to a series of Securities as contemplated in clause (b) of Section 301, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount, if any, authorized with respect to such series as increased.
SECTION 302. Denominations.
Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of Two Thousand Dollars ($2,000) and integral multiples of One Thousand Dollars ($1,000) in excess thereof.
SECTION 303. Execution and Dating; Authentication and Delivery.
(a) Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer of the Company, and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by its Secretary, one of its Assistant Secretaries or any other Authorized Officer. The signature of any or all of these officers on the Securities may be manual or facsimile.
A Security bearing the manual or facsimile signature of an individual who was at the time of execution an Authorized Officer of the Company shall bind the Company, notwithstanding that any such individual has ceased to be an Authorized Officer prior to the authentication and delivery of the Security or did not hold such office at the date of such Security.
Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.
(b) The Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:
(i) the instrument or instruments establishing the form or forms and terms of the Securities of such series, as provided in Sections 201 and 301;
(ii) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of Securities subject to a Periodic Offering shall not have been established in an indenture supplemental hereto or an Officer’s Certificate, as contemplated by Sections 201 and 301, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments establishing the terms of the Securities of such series delivered pursuant to clause (i) above;

(iii) Securities of such series, executed on behalf of the Company by an Authorized Officer of the Company;
(iv) an Officer’s Certificate (A) which shall comply with the requirements of Section 102 of this Indenture and (B) which states that no Event of Default under this Indenture has occurred or is occurring;
(v) an Opinion of Counsel which shall comply with the requirements of Section 102 of this Indenture and shall be substantially to the following effect:
(A) the forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;
(B) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and
(C) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will have been duly issued under this Indenture, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency laws, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity as at law), and will be entitled to the benefits provided by this Indenture;
provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Securities of such series, and that in lieu of the opinions described in clauses (B) and (C) above such Opinion of Counsel may, alternatively, be substantially to the following effect:
(x) when the terms of such Securities shall have been established pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (b)(i) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and
(y) when such Securities shall have been (1) executed by the Company, (2) authenticated and delivered by the Trustee in accordance with this Indenture, (3) issued and delivered by the Company and (4) paid for, all as contemplated by and in accordance with the procedures specified in the aforesaid Company Order or Orders, such Securities will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits provided by this Indenture.

With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series, unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series, pursuant to a Periodic Offering, the Trustee shall be entitled to assume that the Company’s instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any governmental agency or commission having jurisdiction over the Company.
Anything herein to the contrary notwithstanding, the Trustee shall not be required to authenticate the Securities of any series or Tranche if the issuance of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature of an authorized signatory thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.
SECTION 304. Temporary Securities.
Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as any officer executing such Securities may determine, as evidenced by such officer’s execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.
If temporary Securities of any series or Tranche are issued, the Company shall cause definitive Securities of such series or Tranche to be prepared without unreasonable delay. After the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable for definitive Securities of such series or Tranche, upon surrender of the temporary Securities of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series or Tranche, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series or Tranche, of authorized denominations and of like tenor and aggregate principal amount.
Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

SECTION 305. Registration, Registration of Transfer and Exchange.
The Company shall cause to be kept in one of the offices or agencies designated pursuant to Section 602, with respect to the Securities of each series or any Tranche thereof, a register (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the “Security Registrar.” Anything herein to the contrary notwithstanding, the Company may designate one of its offices or an office of any Affiliate as the office in which the Security Register with respect to the Securities of one or more series, or any Tranche or Tranches thereof, shall be maintained, and the Company may designate itself or any Affiliate as the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities.
Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.
Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive.
All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing.
Unless otherwise specified as contemplated by Section 301, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any Taxes or other governmental charge (including any stamp, registration or documentary Taxes) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.
The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.
If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, of like tenor and principal amount and bearing a number not contemporaneously outstanding.
If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, of like tenor and principal amount and bearing a number not contemporaneously outstanding.
Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith.
Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
SECTION 307. Payment of Interest; Interest Rights Preserved.
Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest (whether or not a Business Day).

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below (without prejudice to the amount of Defaulted Interest payable under Section 601):
(a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (a “Special Record Date”) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series to such Persons and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.
(b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.
Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
SECTION 308. Persons Deemed Owners.
Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company, or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.
All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore canceled, shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee’s customary procedures, and the Trustee shall promptly deliver a certificate of disposition to the Company unless, by a Company Order, the Company shall direct that canceled Securities be returned to it.
SECTION 310. Computation of Interest.
Except as otherwise specified as contemplated by Section 301 for Securities of any series, or Tranche thereof, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months, and with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during such period.
SECTION 311. Payment to Be in Proper Currency.
In the case of any Security denominated in any currency other than Dollars or in a composite currency (the “Required Currency”), except as otherwise specified with respect to such Security as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including, without limitation, the risks of delay and exchange rate fluctuation, shall be borne by the Company; the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.
SECTION 312. Extension of Interest Payment
The Company shall have the right at any time, to extend interest payment periods on all the Securities of any series hereunder, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities.
SECTION 313. CUSIP Numbers.
The Company in issuing the Securities may use CUSIP numbers and/or other similar third-party identifiers (if then generally in use) and, if so, the Trustee or the Security Registrar may use CUSIP numbers or such other identifiers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers or other identifiers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the identification numbers assigned by the Company and printed on the Securities, in which case neither the Company nor, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP number or other third-party identifier, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall as promptly as practicable notify the Trustee in writing of any change in CUSIP numbers or other identifiers.

ARTICLE FOUR
REDEMPTION OF SECURITIES
SECTION 401. Applicability of Article.
Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.
SECTION 402. Election to Redeem; Notice to Trustee.
The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer’s Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the series, Tranche and aggregate principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition.
SECTION 403. Selection of Securities to Be Redeemed.
If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for such particular series or Tranche, or in the absence of any such provision, by such method of random selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to any authorized denomination for Securities of such series or Tranche) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officer’s Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.
The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 404. Notice of Redemption.
Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.
All notices of redemption shall state:
(a) the Redemption Date,
(b) the Redemption Price, or, if not then ascertainable, the manner of calculation thereof,
(c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,
(d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,
(e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,
(f) that the redemption is for a sinking or other fund, if such is the case, and
(g) such other matters as the Company shall deem desirable or appropriate.
Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.
Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company; provided, however, that, in the case of a notice of redemption, the Company shall have delivered to the Trustee, at least 45 days (or such shorter period as the Trustee may allow) prior to the Redemption Date, a Company Order requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in this Section 404.

SECTION 405. Securities Payable on Redemption Date.
Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Sections 305 and 307.
SECTION 406. Securities Redeemed in Part.
Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.
SECTION 407. Optional Redemption Due to Changes in Tax Treatment.
Notwithstanding any other provision of this Article, the Company may redeem the Securities of any series, at its option, at any time as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date and Additional Amounts, if any, in the event the Company has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities of such series, any Additional Amounts as a result of:
(a) a change in or an amendment to the laws (including any regulations promulgated thereunder) of a Relevant Taxing Jurisdiction (or any political subdivision or taxing authority thereof or therein) affecting taxation; or
(b) any change in or amendment to any official position of a taxing authority of a Relevant Taxing Jurisdiction regarding the application or interpretation of such laws or regulations (including a holding by a court of competent jurisdiction), which change or amendment is announced or becomes effective on or after the original issue date of the Securities of such series (or, in the case of a successor to the Company, on or after the date the successor assumed all of the Company’s obligations under this Indenture, unless such change or amendment was announced prior to such date) and the Company cannot avoid such obligation by taking reasonable measures available to it (including the removal or appointment of one or more additional Paying Agents).

Notwithstanding the foregoing, no notice of the foregoing redemption will be given (i) earlier than 90 days prior to the earliest date on which the Company would be obliged to make such payment of Additional Amounts and (ii) unless at the time such notice is given, such obligation to pay such Additional Amounts remains in effect. Before the Company gives a notice of the foregoing redemption of the Securities of such series pursuant to Section 404, the Company shall deliver to the Trustee an Officer’s Certificate to the effect that it cannot avoid its obligation to pay Additional Amounts by taking reasonable measures available to it (including the removal or appointment of one or more additional Paying Agents) and an opinion of independent legal counsel of recognized standing stating that the Company would be obligated to pay Additional Amounts as a result of a change in, or amendment to, the laws or regulations of a Relevant Taxing Jurisdiction (or any political subdivision or taxing authority thereof or therein) affecting taxation or the application or interpretation of such laws or regulations.
ARTICLE FIVE
SINKING FUNDS
SECTION 501. Applicability of Article.
The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.
The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.
SECTION 502. Satisfaction of Sinking Fund Payments with Securities.
The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 503. Redemption of Securities for Sinking Fund.
Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer’s Certificate specifying:
(a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;
(b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;
(c) the aggregate sinking fund payment;
(d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;
(e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer’s Certificate, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.
ARTICLE SIX
COVENANTS
SECTION 601. Payment of Principal, Premium and Interest.
The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.
SECTION 602. Maintenance of Office or Agency.
The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made and/or where such Securities may be surrendered for payment, where registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency, and the Company shall give prompt notice thereof to the Holders in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of the Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities may be made, registration of transfer or exchange thereof may be effected and notices and demands in respect of such Securities and this Indenture may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency, and the Company shall give prompt notice thereof to the Holders in the manner specified in Section 106. The Company shall maintain a Paying Agent in a European Union Member State or other jurisdiction, that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 or any European Union Directive on the taxation of savings income or any law implementing or complying with or introduced in order to conform to such directive.
Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company or any Affiliate of the Company, in which event the Company or such Affiliate, as the case may be, shall perform all functions to be performed at such office or agency.
SECTION 603. Money for Securities Payments to Be Held in Trust.
If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.
The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:
(a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b) give the Trustee notice of any default by the Company (or any other obligor upon such Securities) in the making of any payment of principal of and premium, if any, or interest, if any, on such Securities; and
(c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as the Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company, either (a) cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company or (b) cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company.
SECTION 604. Additional Amounts
(a) All payments made by or on behalf of the Company under or with respect to the Securities of each series shall be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) (hereinafter referred to as “Taxes”) imposed or levied by or on behalf of the government of the United Kingdom or any political subdivision or any authority or agency therein or thereof having power to tax, or any other jurisdiction in which the Company is organized or is otherwise resident for tax purposes or any jurisdiction from or through which payment is made (each, a “Relevant Taxing Jurisdiction”), unless Taxes are required by law or by the interpretation or administration thereof to be withheld or deducted.

(b) If the Company is so required to withhold or deduct any amount for or on account of Taxes imposed by a Relevant Taxing Jurisdiction (except for Taxes imposed by the United States or any political subdivision or any authority thereof or therein having power to tax) from any payment made under or with respect to the Securities, the Company will be required to pay such additional amounts (“Additional Amounts”) as may be necessary so that the net amount received by a Holder of Securities (including Additional Amounts) after such withholding or deduction will not be less than the amount such Holder of Securities would have received if such Taxes (including Taxes withheld on any Additional Amounts) had not been withheld or deducted; provided, however, that the foregoing obligation to pay Additional Amounts does not apply to (1) any Taxes that would not have been so imposed but for the existence of any present or former connection between the relevant Holder or beneficial owner of Securities (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over, the relevant Holder or beneficial owner of Securities, if the relevant Holder or beneficial owner of Securities is an estate, nominee, trust, limited liability company, partnership or corporation) and the Relevant Taxing Jurisdiction including, for greater certainty and without limitation, being or having been a citizen, resident or national thereof, or being or having been present or engaged in a trade or business therein or maintaining a permanent establishment or other physical presence in or otherwise having some connection with the Relevant Taxing Jurisdiction (other than a connection from the mere acquisition, ownership or holding of such Security or a beneficial interest therein or the receipt of any payment in respect thereof); or (2) any estate, inheritance, gift, sales, excise, transfer, personal property tax or similar tax, assessment or governmental charge; nor will Additional Amounts be paid (a) if the payment could have been made without such deduction or withholding if the Security had been presented for payment (where presentation is required) within 30 days after the date on which such payment or such Security became due and payable or the date on which payment thereof is duly provided for, whichever is later (except to the extent that the Holder or beneficial owner would have been entitled to Additional Amounts had the Security been presented on the last day of such 30-day period); (b) with respect to any payment of principal of (or premium, if any, on) or interest on such Security to any Holder who is a partnership, or an agent or other Person holding such Security on behalf of a beneficial owner of such payment, to the extent that, but only to the extent that, a member of such a partnership or the beneficial owner of such payment would not have been entitled to the Additional Amounts had such member or beneficial owner been the Holder of the Security; (c) to the extent relating to Taxes imposed by reason of the Holder’s or beneficial owner’s failure, upon reasonable request by the Company to the Holder, to comply with any procedural formalities necessary for the Company to obtain authorization to make the payment without such deduction or withholding including any requirement to provide any certification, documentation, information or other evidence concerning such Holder’s or beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Taxes; (d) with respect to any withholding or deduction imposed on a payment in respect of the Securities to an individual that is required to be made pursuant to any European Union directive on the taxation of savings implementing the conclusions of the Economic and Financial Council of Ministers of the member states of the European Union (ECOFIN) Council meeting of November 26-27, 2000 or any law implementing or complying with that directive; (e) with respect to any tax assessment or other governmental charge which would have been avoided if the relevant Security had been presented (if presentation is required) to another paying agent located in a member state of the European Union or other jurisdiction; (f) with respect to any Taxes that are payable otherwise than by withholding or deduction from a payment of principal of, premium, if any, or interest under the Securities or (g) with respect to any combination of any of the above clauses.
(c) The Company will make any required withholding or deduction and remit the full amount deducted or withheld to the Relevant Taxing Jurisdiction in accordance with applicable law. Upon request, the Company will provide the Trustee with official receipts or other documentation evidencing the payment of the Taxes with respect to which Additional Amounts are paid.
(d) If the Company is or will become obligated to pay Additional Amounts under or with respect to any payment made on the Securities, at least 30 days prior to the date of such payment, the Company will deliver to the Trustee an Officer’s Certificate stating the fact that Additional Amounts will be payable and the amount so payable and such other information necessary to enable the Paying Agent to pay Additional Amounts to Holders on the relevant payment date.

(e) Whenever in this Indenture there is mentioned, in any context:
(1) the payment of principal;
(2) redemption prices or repurchase prices in connection with a redemption or repurchase of Securities of any series;
(3) interest; or
(4) any other amount payable on or with respect to any of the Securities, such reference shall be deemed to include payment of Additional Amounts as described under this Section 604 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.
(f) The Company will pay any present or future stamp, court or documentary Taxes or any other excise, property or similar Taxes, charges or levies that arise in any Relevant Taxing Jurisdiction from the execution, delivery, enforcement or initial registration (but not transfer) of the Securities, this Indenture or any other document or instrument in relation thereof, or the receipt of any payments with respect to the Securities, excluding such Taxes, charges or similar levies imposed by any jurisdiction that is not a Relevant Taxing Jurisdiction or which arise in connection with any assignment, novation, exchange or transfer by any Holder or beneficial owner of its rights and/or obligations under the Securities, this Indenture or any other documents or instruments in relation thereof, and the Company hereby agrees to indemnify the Holders of Securities for any such Taxes (which are not so excluded) paid by such Holders.
(g) The obligations described under this Section 604 will survive any termination, defeasance or discharge of this Indenture and will apply mutatis mutandis to any jurisdiction in which any successor Person to the Company is organized or any political subdivision or taxing authority or agency thereof or therein.
SECTION 605. Negative Pledge
(a) The Company agrees that for so long as any Securities of any series shall remain Outstanding, without consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series, the Company shall not create, incur or assume or permit the creation, incurrence or assumption of any Lien (other than Permitted Liens) upon the ordinary shares of Western Power Distribution (East Midlands) plc or Western Power Distribution (West Midlands) plc in order to secure Debt of the Company. The foregoing agreement shall not restrict the ability of Subsidiaries or Affiliates of the Company to create, incur or assume any Lien upon their properties or assets other than the ordinary shares of Western Power Distribution (East Midlands) plc and Western Power Distribution (West Midlands) plc, either in connection with project financings or otherwise.
(b) The provisions of subsection (a) above shall not prohibit the creation, issuance, incurrence or assumption of any Lien if either:
(i) the Company shall make effective provision whereby all Securities of each series then Outstanding shall be secured equally and ratably with all other Debt then outstanding under such Lien; or

(ii) the Company shall deliver to the Trustee bonds, notes or other evidences of indebtedness secured by the Lien which secures such Debt (hereinafter called “Secured Obligations”) (A) in an aggregate principal amount equal to the aggregate principal amount of the Securities of each series then Outstanding, (B) maturing (or being subject to mandatory redemption) on such dates and in such principal amounts that, at Stated Maturity of the Outstanding Securities, there shall mature (or be redeemed) Secured Obligations equal in principal amount to such Securities then to mature and (C) containing, in addition to any mandatory redemption provisions applicable to all Secured Obligations outstanding under such Lien and any mandatory redemption provisions contained therein pursuant to clause (B) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Securities or for the redemption thereof at the option of the Holder, as well as a provision for mandatory redemption upon an acceleration of the maturity of all Outstanding Securities following an Event of Default (such mandatory redemption to be rescinded upon the rescission of such acceleration); it being expressly understood that such Secured Obligations (X) may, but need not, bear interest, (Y) may, but need not, contain provisions for the redemption thereof at the option of the issuer, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and (Z) shall be held by the Trustee for the benefit of the Holders of all Securities from time to time Outstanding subject to such terms and conditions relating to surrender to the Company, transfer restrictions, voting, application of payments of principal and interest and other matters as shall be set forth in an indenture supplemental hereto specifically providing for the delivery to the Trustee of such Secured Obligations.
(c) If the Company shall elect either of the alternatives described in subsection (b) above, the Company shall deliver to the Trustee:
(i) an indenture supplemental hereto (A) together with any appropriate intercreditor arrangements, whereby such Securities of any series then Outstanding shall be secured by the Lien referred to in subsection (b) above equally and ratably with all other indebtedness secured by such Lien or (B) providing for the delivery to the Trustee of Secured Obligations;
(ii) an Officer’s Certificate (A) stating that, to the knowledge of the signer, (1) no Event of Default has occurred and is continuing and (2) no event has occurred and is continuing which entitles the secured party under such Lien to accelerate the maturity of the indebtedness outstanding thereunder and (B) stating the aggregate principal amount of indebtedness issuable, and then proposed to be issued, under and secured by such Lien; and
(iii) an Opinion of Counsel (A) if the Securities then Outstanding are to be secured by such Lien, to the effect that all such Securities then Outstanding are entitled to the benefit of such Lien equally and ratably with all other indebtedness outstanding under such Lien or (B) if Secured Obligations are to be delivered to the Trustee, to the effect that such Secured Obligations constitute valid obligations and are secured by such Lien equally and ratably with all other indebtedness then secured by such Lien.

(d) For the purposes of this Section 605, except as otherwise expressly provided or unless the context otherwise requires:
(i) “Debt”, with respect to any Person, means (A) indebtedness of such Person for borrowed money evidenced by a bond, debenture, note or other similar written instrument or agreement by which such Person is obligated to repay such borrowed money and (B) any guaranty by such Person of any such indebtedness of another Person. “Debt” does not include, among other things, (W) indebtedness of such Person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services, (X) any trade obligations (including obligations under agreements relating to the purchase and sale of any commodity, including power purchase or sale agreements, and any commodity hedges or derivatives regardless of whether such transaction is a “financial” or physical transaction) or other obligations of such Person in the ordinary course of business, (Y) obligations of such Person under any lease agreement (including any lease intended as security), whether or not such obligations are required to be capitalized on the balance sheet of such Person under generally accepted accounting principles, or (Z) liabilities secured by any Lien on any property owned by such Person if and to the extent that such Person has not assumed or otherwise become liable for the payment thereof.
(ii) “Lien” means any lien, mortgage, deed of trust, pledge or security interest, in each case, intended to secure the repayment of Debt, except for any Permitted Lien.
(iii) “Permitted Liens” means any:
(A) Liens existing on the Execution Date;
(B) Liens securing Debt which matures less than one year from the date of issuance or incurrence thereof and is not extendible at the option of the issuer, and any refundings, refinancings and/or replacements of any such Debt by or with similar secured Debt;
(C) other Liens securing Debt the principal amount of which does not exceed 10% of the total assets of the Company and its Subsidiaries on a consolidated basis as shown on the Company’s most recent audited consolidated balance sheet; and
(D) Liens granted in connection with extending, renewing, replacing or refinancing, in whole or in part, the Debt secured by Liens described in the foregoing clauses (A) through (C), to the extent of such Debt so extended, renewed, replaced or refinanced.
SECTION 606. Financial Statements.
So long as any Securities of any series are Outstanding under this Indenture, during such periods as the Company shall not be subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act and not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company shall make available to Holders of such Securities by means of posting on the Company’s website or other similar means, as soon as reasonably available and in any event within 120 days after the end of each fiscal year of the Company, the Company’s audited consolidated balance sheet, income statement and cash flow statement for such fiscal year prepared in accordance with generally accepted accounting principles or International Financial Reporting Standards (IFRS) (with notes to such financial statements), together with an audit report thereon by an independent accounting firm of established international reputation, and a management’s narrative analysis of the results of operations explaining the reasons for material changes in the amount of revenue and expense items between the most recent fiscal year presented and the fiscal year immediately preceding it.

If the Company is unable, for any reason, to post such financial statements on its website, it shall furnish such financial statements to the Trustee, who, at the expense of the Company, will furnish them to the Holders of such Securities, subject to the protections made available to the Trustee by Section 1002. In addition, for so long as any of such Securities remain Outstanding, the Company will furnish to prospective purchasers of such Securities, upon their request, the information described above as well as any other information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended, for compliance with Rule 144A under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act or is exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act.
SECTION 607. Existence as a Corporation.
Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Corporation.
SECTION 608. Annual Officer’s Certificate
Not later than April 15 in each year, commencing April 15, 2012, the Company shall deliver to the Trustee an Officer’s Certificate which need not comply with Section 102, executed by its principal executive officer, principal financial officer or principal accounting officer, as to such officer’s knowledge of the Company’s compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.
SECTION 609. Waiver of Certain Covenants.
The Company may omit in any particular instance to comply with any covenant, restriction, condition or other term or provision
(a) contained in Section 605 or specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301 or Section 1201(b), if before the time for such compliance the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive such compliance; or
(b) set forth in Section 607 or Article Eleven if before the time for such compliance the Holders of a majority in aggregate principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive such compliance;
provided, however, that no such waiver shall be effective as to any of the matters contemplated in clause (a), (b) or (c) in Section 1202 without the consent of Holders specified in such Section; and provided, further, that in no event shall any such waiver extend to or affect such covenant, restriction, condition, term or provision except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant, restriction, condition, term or provision shall remain in full force and effect.

ARTICLE SEVEN
SATISFACTION AND DISCHARGE
SECTION 701. Satisfaction and Discharge of Securities.
Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid and no longer Outstanding for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:
(a) money in an amount which shall be sufficient, or
(b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or
(c) a combination of (a) or (b) which shall be sufficient,
to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:
(w) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 603;
(x) if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and a written statement of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) and (c) above have been satisfied;

(y) if such deposit shall have been made prior to the Maturity of such Securities, (i) an Officer’s Certificate stating the Company’s intention that, upon delivery of such Officer’s Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section and (ii) either (1) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Securities, shall retain the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent (other than the Company), in trust, such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of this Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof, all in accordance with and subject to the provisions of said Section 702; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency (which the Trustee shall provide if such statement is included in the instrument and if a Responsible Officer of the Trustee has actual knowledge of such deficiency) accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof (which opinion shall be obtained at the expense of the Company); or (2) if such deposit shall have been made more than 12 months prior to the Maturity of such Securities an instrument as set out in (1) and an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the U.S. Internal Revenue Service a ruling or (B) since the Execution Date, there has been a change in the applicable U.S. federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for U.S. federal income tax purposes as a result of the deposit, defeasance and discharge to be effected with respect to such Securities and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, defeasance and discharge were not to occur; and
(z) an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of such Securities to the extent contemplated by this Section have been complied with.
Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (w), (x), (y) and (z) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer’s Certificate specified in clause (y) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Indenture or of any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301 or Section 1201(b), but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.
If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company’s indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.
Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 404, 602, 603, 907 and 914 and this Article shall survive.
The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.
Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company’s indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), (i) the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable bankruptcy, insolvency or other similar law, (ii) the Trustee or any Paying Agent, as the case may be, is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application or (iii) the Company fails to comply with its obligations in paragraph (y)(ii) of the first paragraph of this Section 701, such Security shall thereupon be deemed retroactively not to have been paid (in the case of (i) or (ii)) and any satisfaction and discharge of the Company’s indebtedness in respect thereof shall retroactively be deemed not to have been effected (in the case of (i), (ii) or (iii)), and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company’s indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.
SECTION 702. Satisfaction and Discharge of Indenture.
This Indenture shall upon Company Request cease to be of further effect with respect to any Security or Securities (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture with respect to such Securities, when:
(1) either
(A) all such Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 603) have been delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation;
(i) have become due and payable, or
(ii) will become due and payable at their Stated Maturity within one year, or
(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has (1) deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be and (2) delivered an instrument wherein the Company shall retain the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee, in trust, such additional sums of money, if any, at such time or times, as shall be necessary, together with the money theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof;
(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and
(3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with;
provided, however, that if, in accordance with the last paragraph of Section 701, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.
Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 404, 602, 603, 907 and 914 and this Article shall survive.
Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall turn over to the Company any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and Eligible Obligations held by the Trustee pursuant to Section 703) and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence the satisfaction and discharge of this Indenture.

SECTION 703. Application of Trust Money.
Neither the Eligible Obligations nor the money deposited pursuant to Section 701 or Section 702, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (x) in the first paragraph of Section 701, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 907); and provided, further, that any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 907); and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.
ARTICLE EIGHT
EVENTS OF DEFAULT; REMEDIES
SECTION 801. Events of Default.
“Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events:
(a) default in the payment of any interest on any Security of such series when it becomes due and payable and continuance of such default for a period of 30 days; provided, however, that no such default shall constitute an “Event of Default” if the Company has made a valid extension of the interest payment period with respect to the Securities of such series, of which such Security is a part, if so provided as contemplated by Section 301; or
(b) default in the payment of the principal of or premium, if any, on any Security of such series when it becomes due and payable; provided, however, that no such default shall constitute an “Event of Default” if the Company has made a valid extension of the Maturity of the Securities of the series, of which such Security is a part, if so provided as contemplated by Section 301; or
(c) default in the performance of, or breach of, any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically addressed or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such aggregate principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

(d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or
(e) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of the Company; or
(f) any other Event of Default specified with respect to Securities of such series.
An Event of Default with respect to Securities of any series shall not necessarily constitute an Event of Default with respect to the Securities of any other series issued under this Indenture.
SECTION 802. Acceleration of Maturity; Rescission and Annulment.
If an Event of Default shall have occurred and be continuing with respect to Securities of any series at the time Outstanding, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series may declare the aggregate principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such aggregate principal amount (or specified amount) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such declaration of acceleration, and not the Holders of the Securities of any one of such series.

At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been cured, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if
(a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay
(1) all overdue interest, if any, on all Securities of such series then Outstanding;
(2) the principal of and premium, if any, on any Securities of such series then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;
(3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities;
(4) all amounts due to the Trustee under Section 907;
and
(b) all Events of Default with respect to Securities of such series, other than the non payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.
No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.
SECTION 803. Collection of Indebtedness and Suits for Enforcement by Trustee.
If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.
If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 804. Trustee May File Proofs of Claim.
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
(a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and
(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.
Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, be a member of a creditors’ or similar other committee.
SECTION 805. Trustee May Enforce Claims Without Possession of Securities.
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 806. Application of Money Collected.
Any money collected by the Trustee pursuant to this Article shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
First: To the payment of all amounts due the Trustee under Section 907;
Second: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest, if any, on the Outstanding Securities in respect of which or for the benefit of which such money has been collected; or, in case such proceeds shall be insufficient to pay in full such amounts so due and unpaid upon such Securities, then to the payment of the principal thereof and interest, if any, thereon, without any preference or priority of any kind, ratably according to the respective amounts so due and payable for principal and interest, if any, with any balance then remaining to the payment of premium, if any and, if so specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest, if any, on overdue premium, if any, and overdue interest, if any, ratably as aforesaid, all to the extent permitted by applicable law; and;
Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
SECTION 807. Limitation on Suits.
No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;
(b) the Holders of 25% in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
(d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and
(e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 808. Unconditional Right of Holders to Receive Principal, Premium and Interest.
Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to payment to a different Person in accordance with Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
SECTION 809. Restoration of Rights and Remedies.
If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.
SECTION 810. Rights and Remedies Cumulative.
Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 811. Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
SECTION 812. Control by Holders of Securities.
If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that
(a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee’s sole discretion, be adequate, and
(b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 813. Waiver of Past Defaults.
The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default
(a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or
(b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series or each affected Tranche thereof.
Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
SECTION 814. Undertaking for Costs.
The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, in each case in the manner, to the extent, and subject to the exceptions provided in the Trust Indenture Act; provided, that the provisions of this Section shall not be deemed to authorize any court to require such an undertaking in, and shall not apply to, any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Securities then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or in the case of redemption, on or after the Redemption Date).
SECTION 815. Waiver of Usury, Stay or Extension Laws.
The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE NINE
THE TRUSTEE
SECTION 901. Certain Duties and Responsibilities.
(a) Except during the continuance of an Event of Default with respect to the Securities of any series,
(i) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(ii) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts, statements, opinions or conclusions stated therein).
(b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
(i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;
(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and
(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 902. Notice of Default.
The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 801(c), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time, or both, would become, an Event of Default with respect to the Securities of such series.
SECTION 903. Certain Rights of Trustee.
Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:
(a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, as the case may be, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;
(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate of the Company;
(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(h) the Trustee shall not be charged with knowledge of any default (as defined in Section 902) or any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (i) a Responsible Officer shall have actual knowledge of such default or Event of Default or (ii) written notice of such default or Event of Default, referring to this Indenture and the Securities, shall have been given to the Trustee by the Company or any other obligor on such Securities, or by any Holder of such Securities;
(i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder;
(j) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(k) the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and
(l) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
SECTION 904. Not Responsible for Recitals or Issuance of Securities.
The recitals contained in this Indenture and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.
SECTION 905. May Hold Securities.
Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 906. Money Held in Trust.
Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.
SECTION 907. Compensation and Reimbursement.
The Company agrees
(a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
(b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and
(c) to indemnify the Trustee and hold it harmless from and against, any loss, liability or expense reasonably incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, other than property and funds held in trust under Section 703 (except moneys payable to the Company as provided in Section 703).
In addition and without prejudice to the rights provided to the Trustee under applicable law or any of the provisions of this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in clause (d) or (e) of Section 801, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.
The Company’s obligations under this Section 907 and the Lien referred to in this Section 907 shall survive the resignation or removal of the Trustee, the discharge of the Company’s obligations under Article Seven of this Indenture and/or the termination of this Indenture.
“Trustee” for purposes of this Section 907 shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

SECTION 908. Disqualification; Conflicting Interests.
If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.
SECTION 909. Corporate Trustee Required; Eligibility.
There shall at all times be a Trustee hereunder which shall be
(a) a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority, or
(b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a Corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section and the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
SECTION 910. Resignation and Removal; Appointment of Successor.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.
(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Trustee, the Company.
(d) If at any time:
(1) the Trustee shall fail to comply with Section 908 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

(2) the Trustee shall cease to be eligible under Section 909 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or
(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by Board Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated by clause (y) in subsection (d) or this Section), with respect to the Securities of one or more series, the Company, by Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time (subject to Section 915) there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of such series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
(f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) Board Resolutions of the Company appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 911, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).
(g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of such series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 911. Acceptance of Appointment by Successor.
(a) In the case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
(b) In the case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
(i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of the series to which the appointment of such successor Trustee relates,
(ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of the series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of the series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
(c) Upon request of any such successor Trustee, the Company shall execute any instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.
(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 912. Merger, Conversion, Consolidation or Succession to Business.
Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
SECTION 913. Preferential Collection of Claims Against Company.
If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company, or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act (a) the term “cash transaction” shall have the meaning provided in Rule 11b-4 under the Trust Indenture Act, and (b) the term “self-liquidating paper” shall have the meaning provided in Rule 11b-6 under the Trust Indenture Act.
SECTION 914. Appointment of Authenticating Agent.
The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
Unless appointed at the request of the Company pursuant to the last paragraph of this Section 914, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with and subject to the provisions of Section 907. The Company shall pay to each Authenticating Agent appointed at its request pursuant to the last paragraph of this Section 914 from time to time reasonable compensation for its services under this Section 914.
The provisions of Sections 308, 904 and 905 shall be applicable to each Authenticating Agent.
If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee
By:
As Authenticating Agent

By:
Authorized Officer
If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

SECTION 915. Co-trustee and Separate Trustees.
At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in aggregate principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.
Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.
Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:
(a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;
(b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.
(c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

(d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee; and
(e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.
ARTICLE TEN
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY
SECTION 1001. Lists of Holders.
Semi-annually, not later than June 30 and December 31 in each year, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.
SECTION 1002. Reports by Trustee and Company.
The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than June 15 in each calendar year with respect to the 12-month period ending on the preceding April 15, commencing June 15, 2012. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.
The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, however, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 30 days after the same is filed with the Commission.
Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt thereof shall not constitute constructive notice of any information contained therein or determinable therefrom, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE ELEVEN
CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER
SECTION 1101. Company May Consolidate, Etc., Only on Certain Terms.
The Company shall not consolidate with or merge with or into any other Person, or convey or otherwise transfer, or lease, its properties and assets as or substantially as an entirety to any Person, unless:
(a) the Person formed by such consolidation or into which the Company is merged (if other than the Company) or the Person which acquires or which leases (for a term extending beyond the last Stated Maturity of the Securities of any series then Outstanding), the properties and assets of the Company as or substantially as an entirety shall be a Corporation organized and existing under the laws of a member state of the European Union, the United Kingdom or the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (i) the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding Securities and (ii) the performance of every covenant of this Indenture on the part of the Company to be performed or observed;
(b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;
(c) such successor Person agrees to pay any Additional Amounts imposed by the jurisdiction in which such successor Person is incorporated or resident for tax purposes on payments of principal, premium, if any, and interest in respect of the Securities, subject to exceptions equivalent to those set forth in Section 604(b); and
(d) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or other transfer or lease and, if an indenture supplemental hereto is required in connection with such transaction, such indenture supplemental hereto complies with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.
SECTION 1102. Successor Corporation Substituted.
Upon any consolidation of the Company with or merger by the Company into any other Person or any conveyance or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor Corporation formed by such consolidation or into which the Company is merged or the Corporation to which such conveyance, or other transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Corporation had been named as the Company herein. Without limiting the generality of the foregoing, the successor Corporation may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Three, authenticate and deliver, Securities. All Securities so executed by the successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of this Indenture equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

SECTION 1103. Release of Company upon Conveyance or Other Transfer.
In the case of a conveyance or other transfer to any Corporation or Corporations as contemplated in Section 1101, upon the satisfaction of all the conditions specified in Section 1101 the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Securities then Outstanding (unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge) and, upon request by the Company, the Trustee shall acknowledge in writing that the Company has been so released and discharged.
SECTION 1104. Limitations.
For purposes of clarification and not in limitation of the provisions of Section 1101, nothing in this Indenture shall be deemed to prevent or restrict:
(a) any consolidation or merger after the consummation of which the Company would be the surviving or resulting Corporation, or
(b) any conveyance or other transfer, or lease of any part of the properties of the Company which does not constitute the entirety, or substantially the entirety, thereof, or
(c) the approval by the Company of, or the consent by the Company to, any consolidation or merger of any direct or indirect subsidiary or affiliate of the Company, or any conveyance, transfer or lease by any such subsidiary or affiliate of any of its assets.
ARTICLE TWELVE
SUPPLEMENTAL INDENTURES
SECTION 1201. Supplemental Indentures Without Consent of Holders.
Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
(a) to evidence the succession of another Corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities all as provided in Article Eleven; or
(b) to add one or more covenants of the Company or other provisions for the benefit of the Holders of all or any series of Securities, or any Tranche thereof or to surrender any right or power herein conferred upon the Company (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or
(c) to add any additional Events of Default which may be stated to (i) apply with respect to all or any series of Securities Outstanding hereunder (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series) and/or (ii) remain in effect only so long as the Securities of any one or more particular series shall remain Outstanding; or

(d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such supplemental indenture in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1202 hereof or when no Security of such series or Tranche remains Outstanding; or
(e) to provide collateral security for the Securities of any series; or
(f) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or
(g) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or
(h) to provide for the procedures required to permit the Company to utilize, at its option, a non certificated system of registration for all, or any series or Tranche of, the Securities; or
(i) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or
(j) to amend and restate this Indenture, as originally executed and delivered and as it may have been subsequently amended, in its entirety, but with such additions, deletions and other changes as shall not adversely affect the interests of the Holders of the Securities in any material respect; or
(k) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.
Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the Execution Date or at any time thereafter shall be amended and
(x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

(y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the Execution Date or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provision of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to this Indenture to effect such changes or elimination or evidence such amendment.
SECTION 1202. Supplemental Indentures With Consent of Holders.
Subject to the provisions of Section 1201, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected,
(a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security (other than pursuant to the terms thereof), or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or
(b) reduce the percentage in principal amount of the Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, or
(c) modify any of the provisions of this Section, Section 609 or Section 813 with respect to the Securities of any series or any Tranche thereof, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security of each series or Tranche affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b) and 1201(g).

A supplemental indenture which (x) changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect only so long as there shall be Outstanding, Securities of one or more particular series, or one or more Tranches thereof, or (y) modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.
It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Anything in this Indenture to the contrary notwithstanding, if the supplemental indenture or Officer’s Certificate, as the case may be, establishing the Securities of any series or Tranche shall provide that the Company may make certain specified additions, changes or eliminations to or from the Indenture which shall be specified in such supplemental indenture or Officer’s Certificate, (a) the Holders of Securities of such series or Tranche shall be deemed to have consented to a supplemental indenture containing such additions, changes or eliminations to or from the Indenture which shall be specified in such supplemental indenture or Officer’s Certificate, (b) no Act of such Holders shall be required to evidence such consent and (c) such consent may be counted in the determination of whether or not the Holders of the requisite principal amount of Securities shall have consented to such supplemental indenture.
SECTION 1203. Execution of Supplemental Indentures.
In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties, immunities or liabilities under this Indenture or otherwise.
SECTION 1204. Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.
SECTION 1205. Conformity With Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 1206. Reference in Securities to Supplemental Indentures.
Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.
SECTION 1207. Modification Without Supplemental Indenture.
To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to an Officer’s Certificate as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Officer’s Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Officer’s Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Officer’s Certificate shall be deemed to be effective and constitute a part of this Indenture and to be a “supplemental indenture” for purposes of Section 1204 and 1206.
ARTICLE THIRTEEN
MEETINGS OF HOLDERS; ACTION WITHOUT MEETING
SECTION 1301. Purposes for Which Meetings May Be Called.
A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.
SECTION 1302. Call, Notice and Place of Meetings.
(a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.
(b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

(c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.
SECTION 1303. Persons Entitled to Vote at Meetings.
To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.
SECTION 1304. Quorum; Action.
The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in aggregate principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in aggregate principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1302(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, in aggregate principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.
Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in aggregate principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.
SECTION 1305. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.
(a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.
(b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.
(c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.
(d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.
(e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1306. Counting Votes and Recording Action of Meetings.
The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the aggregate principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record, in duplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.
SECTION 1307. Action Without Meeting.
In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.
ARTICLE FOURTEEN
IMMUNITY OF MEMBERS, OFFICERS, DIRECTORS AND MANAGERS
SECTION 1401. Liability Limited.
No recourse shall be had for the payment of the aggregate principal of or premium, if any, or interest, if any, on any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any officer, member, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, any officer, member, manager or director, past, present or future, of the Company or of any predecessor or successor of the Company, either directly or indirectly through the Company or any predecessor or successor of the Company, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

PPL WEM HOLDINGS PLC
By:
Name:
Title:

THE BANK OF NEW YORK MELLON as Trustee
By:
Name:
Title: